As filed with the Securities and Exchange Commission on October 26, 2011

Registration No. 333-175627

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 5

to

Form S-1

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

RENEWABLE ENERGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	2860	26-4785427
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

416 South Bell Avenue

Ames, Iowa 50010

(515) 239-8000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jeffrey Stroburg

Chief Executive Officer

416 South Bell Avenue

Ames, Iowa 50010

(515) 239-8000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Blair W. White, Esq. Heidi E. Mayon, Esq. Pillsbury Winthrop Shaw Pittman LLP 50 Fremont Street San Francisco, California 94105 (415) 983-1000	Michael J. Zeidel, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036 (212) 735-2422

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐		Accelerated filer	☐

Non-accelerated filer	☒	(Do not check if a smaller reporting company)	Smaller reporting company	☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Part II

Information not required in prospectus

Item 13. Other Expenses of Issuance and Distribution

The following table sets forth the various expenses expected to be incurred by Renewable Energy Group, Inc. (the “Registrant”) in connection with the sale and distribution of the securities being registered hereby, other than underwriting discounts and commissions. All amounts are estimated except the United States Securities and Exchange Commission, or SEC, registration fee and the Financial Industry Regulatory Authority filing fee.

SEC registration fee		$11,610
Financial Industry Regulatory Authority filing fee		$10,500
Initial listing fee		*
Accounting fees and expenses		*
Legal fees and expenses		*
Printing and engraving expenses		*
Registrar and Transfer Agent’s fees		*
Blue Sky fees and expenses		*
Miscellaneous fees and expenses		*

Total	$	*

*	To be filed by amendment

Item 14. Indemnification of Directors and Officers

Section 102 of the Delaware General Corporation Law, or DGCL, allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except where the director breached the duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of the DGCL or obtained an improper personal benefit.

Section 145 of the DGCL provides, among other things, that we may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding—other than an action by or in the right of the Registrant—by reason of the fact that the person is or was a director, officer, agent or employee of the Registrant, or is or was serving at our request as a director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding. The power to indemnify applies (a) if such person is successful on the merits or otherwise in defense of any action, suit or proceeding, or (b) if such person acting in good faith and in a manner he or she reasonably believed to be in the best interest, or not opposed to the best interest, of the Registrant, and with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful. The power to indemnify applies to actions brought by or in the right of the Registrant as well but only to the extent of defense expenses, including attorneys’ fees but excluding amounts paid in settlement, actually and reasonably incurred and not to any satisfaction of judgment or settlement of the claim itself, and with the further limitation that in such actions no indemnification shall be made in the event of any adjudication of liability to the Registrant, unless the court believes that in light of all the circumstances indemnification should apply.

Information not required in prospectus

Section 174 of the DGCL provides, among other things, that a director, who willfully or negligently approves of an unlawful payment of dividends or an unlawful stock purchase or redemption, may be held liable for such actions. A director who was either absent when the unlawful actions were approved or dissented at the time, may avoid liability by causing his or her dissent to such actions to be entered in the books containing minutes of the meetings of the Board of Directors at the time such action occurred or immediately after such absent director receives notice of the unlawful acts.

The Registrant’s amended and restated bylaws provide that the Registrant shall indemnify its directors and executive officers to the fullest extent not prohibited by the DGCL or any other applicable law. In addition, the Registrant has entered into separate indemnification agreements, with its directors and officers which would require the Registrant, among other things, to indemnify them against certain liabilities which may arise by reason of their status or service as directors or officers to the fullest extent not prohibited by law. These indemnification provisions and the indemnification agreements may be sufficiently broad to permit indemnification of the Registrant’s officers and directors for liabilities, including reimbursement of expenses incurred, arising under the Securities Act of 1933, as amended, which we refer to as the Securities Act. The Registrant also maintains director and officer liability insurance.

The form of Underwriting Agreement, to be attached as Exhibit 1.1 hereto, provides for indemnification by the Underwriters of us and our officers and directors for certain liabilities, including liabilities arising under the Securities Act, and affords certain rights of contribution with respect thereto.

Item 15. Recent Sales of Unregistered Securities

WestLB Revolving Credit Agreement

On April 8, 2010, REG Seneca LLC, a wholly-owned subsidiary of the Registrant, agreed to lease and operate a biodiesel production facility in Seneca, Illinois. Concurrently with the execution of the lease, certain subsidiaries of the Registrant entered into a Revolving Credit Agreement with WestLB, AG, under which the Registrant issued 500,000 shares of its common stock to WestLB, AG. See “Certain Relationships and Related Party Transactions” on page 112 for a full discussion of the transaction.

Tellurian Biodiesel, Inc. and American BDF, LLC Acquisition

On July 16, 2010, the Registrant issued 598,295 shares of its common stock for certain assets of Tellurian Biodiesel, Inc. and American BDF, LLC with ongoing obligations to issue up to an additional 731,250 shares of common stock, in accordance with the asset purchase agreement.

Clovis Biodiesel, LLC Acquisition

On September 21, 2010, the Registrant issued 2,150,000 shares of its common stock to ARES Corporation in exchange for the assets of Clovis Biodiesel, LLC, a wholly owned subsidiary of the ARES Corporation, and $8.0 million cash.

SoyMor Acquisition

On July 1, 2011, the Registrant issued 80,000 and 1,770,000 shares of its common stock to SoyMor Cooperative and SoyMor Biodiesel, LLC, respectively, in exchange for substantially all the assets of SoyMor Biodiesel, LLC and SoyMor Cooperative’s soy lecithin assets.

Information not required in prospectus

Since February 26, 2010, the Registrant has issued warrants to purchase an aggregate of 335,924 shares of its common stock at exercise prices ranging from $2.23 to $4.47.

Unless otherwise stated, the sales of the above securities were deemed to be exempt from registration under the Securities Act in reliance upon Section 4(2) of the Securities Act (or Regulation D or Regulation S promulgated thereunder), or Rule 701 promulgated under Section 3(b) of the Securities Act as transactions by an issuer not involving any public offering or pursuant to benefit plans and contracts relating to compensation as provided under Rule 701. The recipients of the securities in each of these transactions represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were placed upon the stock certificates issued in these transactions. All recipients had adequate access, through their relationships with the Registrant, to information about the Registrant. The sales of these securities were made without any general solicitation or advertising.

Item 16. Exhibits and Financial Statement Schedules

(a)	Exhibits

The following exhibits are included herein or incorporated herein by reference:

Exhibit Number	Description

1.1*	Form of Underwriting Agreement

3.1(a)	Amended and Restated Certificate of Incorporation of Renewable Energy Group, Inc. (the “Registrant”), effective as of February 26, 2010 (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed March 4, 2010)

3.1(b)#	Form of Second Amended and Restated Certificate of Incorporation of the Registrant, to be in effect prior to the completion of this offering

3.1(c)#	Form of Third Amended and Restated Certificate of Incorporation, to be in effect upon the completion of this offering

3.2(a)	Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

3.2(b)*	Form of Amended and Restated Bylaws of the Registrant, to be in effect upon the completion of this offering

3.3	Certificate of Designation of Series and Determination of Rights and Preferences of Series A Convertible Preferred Stock of the Registrant (incorporated by reference to Exhibit 3.3 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

4.1*	Form of Common Stock Certificate of the Registrant

4.2	Form of warrant issued by the Registrant to entities affiliated with Natural Gas Partners (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

4.3	Schedule of warrants issued by the Registrant to Natural Gas Partners VIII, L.P. and entities affiliated with NGP Energy Technology Partners (incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

4.4	Form of warrant issued by the Registrant to the purchasers of the Registrant’s Series B Convertible Preferred Stock (incorporated by reference to Exhibit 4.5 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

Information not required in prospectus

Exhibit Number	Description

4.5	Schedule of warrants issued by the Registrant to the purchasers of the Registrant’s Series B Convertible Preferred Stock (incorporated by reference to Exhibit 4.6 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

4.6	Form of warrant issued by the Registrant to the purchasers of the Registrant’s Series AA and Series BB Convertible Preferred Stock (incorporated by reference to Exhibit 4.7 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

4.7	Schedule of warrants issued by the Registrant to the purchasers of the Registrant Series AA and Series BB Convertible Preferred Stock (incorporated by reference to Exhibit 4.8 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

4.8	Form of warrant issued by the Registrant to ED&F Man Holdings B.V. (incorporated by reference to Exhibit 4.9 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

4.9	Schedule of warrants issued by the Registrant to ED&F Man Holdings B.V. (incorporated by reference to Exhibit 4.10 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

4.10	Form of warrant issued by REG to members of the former board of managers and executive officers of Blackhawk (incorporated by reference to Exhibit 4.11 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

4.11	Schedule of warrants issued by REG to members of the former board of managers and executive officers of Blackhawk (incorporated by reference to Exhibit 4.12 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

5.1*	Opinion of Pillsbury Winthrop Shaw Pittman LLP

10.1#	Master Loan Agreement, dated as of March 8, 2010, by and between AgStar Financial Services, PCA and REG Newton, LLC

10.2#	First Supplement to the Master Loan Agreement, dated as of March 8, 2010, between AgStar Financial Services, PCA and REG Newton, LLC (incorporated by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010)

10.3#	Second Supplement to the Master Loan Agreement, dated as of March 8, 2010, between AgStar Financial Services, PCA and REG Newton, LLC

10.4#	REG Newton, LLC Revolving Line of Credit Note, dated March 8, 2010 (incorporated by reference to Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010)

10.5#	REG Newton, LLC Term Note, dated March 8, 2010 (incorporated by reference to Exhibit 10.5 to the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010)

10.6#	First Amendment to Second Supplement to the Master Loan Agreement, dated as of March 8, 2010, between AgStar Financial Services, PCA and REG Newton, LLC

10.7	First Allonge to Revolving Line of Credit Note, dated March 7, 2010 (incorporated by reference to Exhibit 10.7 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

Information not required in prospectus

Exhibit Number	Description

10.8	Corporate Guaranty (Revolving Line of Credit Loan), dated March 7, 2010 (incorporated by reference to Exhibit 10.8 to the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010)

10.9	Corporate Guaranty (Term Loan), dated March 8, 2010 (incorporated by reference to Exhibit 10.9 to the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010)

10.10	Loan Agreement, dated May 9, 2008, between Blackhawk Biofuels, LLC and Fifth Third Bank (incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q filed by Blackhawk Biofuels, LLC for the quarter ended March 31, 2008)

10.11	Second Amendment to Loan Agreement by and among Fifth Third Bank and Blackhawk Biofuels, LLC dated November 25, 2009 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Blackhawk Biofuels, LLC on December 3, 2009)

10.12#	Third Amendment to Loan Agreement, dated February 26, 2010, by and between Fifth Third Bank and Blackhawk Biofuels, LLC

10.13	Fourth Amendment to Loan Agreement and First Amendment to Revolving Credit Loan Note dated September 30, 2010, by and between Fifth Third Bank and Blackhawk Biofuels, LLC (incorporated by reference to Exhibit 10.13 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

10.14	Stockholder Agreement, dated February 26, 2010, by and among REG Newco, Inc., certain holders of REG Newco, Inc. common stock and certain holders of REG Newco, Inc. Series A Preferred Stock (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed March 4, 2010)

10.15	First Amendment to the Stockholder Agreement of REG Newco, Inc. dated June 29, 2010 (incorporated by reference to Exhibit 10.15 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

10.16	Registration Rights Agreement, dated February 26, 2010, by and among REG Newco, Inc., certain holders of REG Newco, Inc. common stock and certain holders of REG Newco, Inc. Series A Preferred Stock (incorporated by reference to Exhibit 10.16 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

10.17#	Amended and Restated Credit Agreement, dated as of April 8, 2010, among Seneca Landlord, LLC and WestLB AG, New York Branch

10.18	Lease Agreement, dated as of April 8, 2010, by and between Seneca Landlord, LLC and REG Seneca, LLC (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed April 15, 2010)

10.19	Funding, Investor Fee and Put/Call Agreement, dated as of April 8, 2010, by and among Seneca Biodiesel Holdco, LLC, Seneca Landlord, LLC, Renewable Energy Group, Inc., REG Intermediate Holdco, Inc., and REG Seneca, LLC (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed April 15, 2010)

10.20	Accounts Agreement, dated as of April 8, 2010, by and among Seneca Landlord, LLC, REG Seneca, LLC, Sterling Bank, and WestLB AG, New York Branch (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed April 15, 2010)

10.21#	Revolving Credit Agreement dated as of April 8, 2010, by and among REG Marketing and Logistics Group, LLC, REG Services Group, LLC, Renewable Energy Group, Inc. and WestLB AG, New York Branch

Information not required in prospectus

Exhibit Number	Description

10.22	Registration Rights Agreement dated as of February 26, 2010 by and between REG Newco, Inc. and Biofuels Company of America, LLC (incorporated by reference to Exhibit 10.22 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

10.23	Master Services Agreement by and between the Registrant and Bunge dated May 8, 2009 (incorporated by reference to Exhibit 10.6 to the Registrant’s Registration Statement on Form S-4/A filed November 12, 2009)

10.24	Contract for Services by and between West Central Cooperative and the Registrant dated August 1, 2006 (incorporated by reference to Exhibit 10.8 to the Registrant’s Registration Statement on Form S-4/A filed October 5, 2009)

10.25	Ground Lease by and between West Central Cooperative and the Registrant dated July 31, 2006 (incorporated by reference to Exhibit 10.9 to the Registrant’s Registration Statement on Form S-4/A filed October 5, 2009)

10.26	Asset Use Agreement by and between West Central Cooperative and the Registrant dated August 1, 2006 (incorporated by reference to Exhibit 10.10 to the Registrant’s Registration Statement on Form S-4/A filed October 5, 2009)

10.27	Extended Payment Terms Agreement by and between West Central Cooperative and the Registrant dated June 29, 2009 (incorporated by reference to Exhibit 10.11 to the Registrant’s Registration Statement on Form S-4/A filed November 12, 2009)

10.28	Form of Indemnification Agreement executed by each of the Registrant’s executive officers and directors (incorporated by reference to Exhibit 10.13 to the Registrant’s Registration Statement on Form S-4/A filed November 23, 2009)

10.29	2009 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the three months ended June 30, 2010)

10.30	Agreement for Purchase and Sale of Assets and Common Stock by and among ARES Corporation, Clovis Biodiesel, LLC, REG Clovis, LLC and the Registrant dated August 24, 2010 (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the three months ended September 30, 2010)

10.31	Investment Agreement, dated as of July 15, 2011, by and among the Registrant and certain holders of the Registrant’s Series A Preferred Stock (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed July 21, 2011)

10.32	Second Amendment to Stockholders Agreement, dated as of July 15, 2011, by and among the Registrant and certain stockholders of the Registrant (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed July 21, 2011)

10.33	Consent and Amendment to Registration Rights Agreement, dated as of July 15, 2011, by and among the Registrant and certain stockholders of the Registrant (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed July 21, 2011)

10.34#	Form of Warrant Exchange Agreement

10.35†	Biodiesel Purchase Agreement by and between the Registrant and Pilot Travel Centers LLC dated January 1, 2011

10.36#	Limited Waiver Agreement, dated as of May 13, 2011, by and between Fifth Third Bank and REG Danville LLC

10.37#	Feedstock Purchase and Sale Agreement, dated as of July 6, 2009, by and among Blackhawk Biofuels, LLC (the predecessor in interest to REG Danville LLC), REG Marketing & Logistics Group, LLC, and Bunge North America, Inc.

Information not required in prospectus

Exhibit Number	Description

10.38	Employment Agreement, dated as of September 28, 2011, by and between the Registrant and Daniel J. Oh (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed September 28, 2011)

10.39#	Biodiesel Purchase and Sale Agreement, dated as of October 22, 2009, by and among REG Marketing & Logistics Group, LLC, Central Iowa Energy LLC (the predecessor in interest to REG Newton LLC) and Bunge North America, Inc.

10.40†	Toll Agreement, dated as of September 25, 2009, by and between REG Houston, LLC and ED&F Man Biofuels, Inc.

10.41#	Termination Agreement and Mutual Release, dated as of July 15, 2011, by and among USRG Holdco IX, LLC, the Registrant, and REG Services, LLC

10.42#	Loan Agreement, dated as of August 4, 2011, by and between USRG Holdco IX, LLC, REG Albert Lea, LLC, and USRG Management Company, LLC

10.43	Note of REG Alberta Lea, LLC. dated August 4, 2011 (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed August 10, 2011)

10.44	Pledge Agreement, dated as of August 4, 2011, by and among Renewable Energy Group, Inc. and USRG Holdco IX, LLC (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed August 10, 2011)

10.45	Guaranty of Renewable Energy Group, Inc. of the obligations of REG Alberta Lea, LLC (incorporated by reference to Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed August 10, 2011)

10.46#	Summary of oral agreement between West Central and the Registrant regard Jeffrey Stroburg’s Compensation

21.1*	List of Subsidiaries

23.1#	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

23.2*	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1)

24.1#	Power of Attorney (included in the signature page to this Registration Statement on Form S-1)

*	To be filed by amendment

†	Confidential treatment requested

#	Previously Filed

(b)	Financial Statement Schedules

Financial statement schedule I is included on page F-64. All other schedules are omitted because they are not required, or not applicable or the information is included in the consolidated financial statements or notes thereto.

Item 17. Undertakings

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes that:

(1)	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Ames, State of Iowa, on October 26, 2011.

RENEWABLE ENERGY GROUP, INC.
(Registrant)

By:	/s/ Daniel J. Oh
Daniel J. Oh
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Date

/s/ Daniel J. Oh Daniel J. Oh	President, Chief Executive Officer and Director (Principal Executive Officer)	October 26, 2011

/s/ Chad Stone Chad Stone	Chief Financial Officer (Principal Financial Officer)	October 26, 2011

* Chad Baker	Controller (Principal Accounting Officer)	October 26, 2011

* Jeffrey Stroburg	Director (Chairman)	October 26, 2011

* Paul Chatterton	Director	October 26, 2011

* Scott P. Chesnut	Director	October 26, 2011

* Delbert Christensen	Director	October 26, 2011

* Randolph L. Howard	Director	October 26, 2011

* Eric Hakmiller	Director	October 26, 2011

* Michael A. Jackson	Director	October 26, 2011

Signatures

Date

* Jonathan Koch	Director	October 26, 2011

* Christopher Sorrells	Director	October 26, 2011

* Don Huyser	Director	October 26, 2011

* Ronald Mapes	Director	October 26, 2011

*By:	/s/ Chad Stone
Chad Stone, Attorney-in-fact

Exhibit index

Exhibit Number	Description

1.1*	Form of Underwriting Agreement

3.1(a)	Amended and Restated Certificate of Incorporation of Renewable Energy Group, Inc. (the “Registrant”), effective as of February 26, 2010 (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed March 4, 2010)

3.1(b)#	Form of Second Amended and Restated Certificate of Incorporation of the Registrant, to be in effect prior to the completion of this offering

3.1(c)#	Form of Third Amended and Restated Certificate of Incorporation, to be in effect upon the completion of this offering

3.2(a)	Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010).

3.2(b)*	Form of Amended and Restated Bylaws of the Registrant, to be in effect immediately prior to the completion of this offering

3.3	Certificate of Designation of Series and Determination of Rights and Preferences of Series A Convertible Preferred Stock of the Registrant (incorporated by reference to Exhibit 3.3 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

4.1*	Form of Common Stock Certificate of the Registrant

4.2	Form of warrant issued by the Registrant to entities affiliated with Natural Gas Partners (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

4.3	Schedule of warrants issued by the Registrant to Natural Gas Partners VIII, L.P. and entities affiliated with NGP Energy Technology Partners (incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

4.4	Form of warrant issued by the Registrant to the purchasers of the Registrant’s Series B Convertible Preferred Stock (incorporated by reference to Exhibit 4.5 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

4.5	Schedule of warrants issued by the Registrant to the purchasers of the Registrant’s Series B Convertible Preferred Stock (incorporated by reference to Exhibit 4.6 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

4.6	Form of warrant issued by the Registrant to the purchasers of the Registrant’s Series AA and Series BB Convertible Preferred Stock (incorporated by reference to Exhibit 4.7 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

4.7	Schedule of warrants issued by the Registrant to the purchasers of the Registrant Series AA and Series BB Convertible Preferred Stock (incorporated by reference to Exhibit 4.8 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

4.8	Form of warrant issued by the Registrant to ED&F Man Holdings B.V. (incorporated by reference to Exhibit 4.9 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

4.9	Schedule of warrants issued by the Registrant to ED&F Man Holdings B.V. (incorporated by reference to Exhibit 4.10 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009)

Exhibit index

Exhibit Number	Description

4.10	Form of warrant issued by REG to members of the former board of managers and executive officers of Blackhawk (incorporated by reference to Exhibit 4.11 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

4.11	Schedule of warrants issued by REG to members of the former board of managers and executive officers of Blackhawk (incorporated by reference to Exhibit 4.12 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

5.1*	Opinion of Pillsbury Winthrop Shaw Pittman LLP

10.1#	Master Loan Agreement, dated as of March 8, 2010, by and between AgStar Financial Services, PCA and REG Newton, LLC

10.2#	First Supplement to the Master Loan Agreement, dated as of March 8, 2010, by and between AgStar Financial Services, PCA and REG Newton, LLC (incorporated by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010)

10.3#	Second Supplement to the Master Loan Agreement, dated as of March 8, 2010, between AgStar Financial Services, PCA and REG Newton, LLC

10.4#	REG Newton, LLC Revolving Line of Credit Note, dated March 8, 2010 (incorporated by reference to Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010)

10.5#	REG Newton, LLC Term Note, dated March 8, 2010 (incorporated by reference to Exhibit 10.5 to the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010)

10.6#	First Amendment to Second Supplement to the Master Loan Agreement, dated as of March 8, 2010, between AgStar Financial Services, PCA and REG Newton, LLC

10.7	First Allonge to Revolving Line of Credit Note, dated March 8, 2010 (incorporated by reference to Exhibit 10.7 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

10.8	Corporate Guaranty (Revolving Line of Credit Loan), dated March 7, 2010 (incorporated by reference to Exhibit 10.8 to the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010)

10.9	Corporate Guaranty (Term Loan), dated March 7, 2010 (incorporated by reference to Exhibit 10.9 to the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010)

10.10	Loan Agreement, dated May 9, 2008, between Blackhawk Biofuels, LLC and Fifth Third Bank (incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q filed by Blackhawk Biofuels, LLC for the quarter ended March 31, 2008)

10.11	Second Amendment to Loan Agreement by and among Fifth Third Bank and Blackhawk Biofuels, LLC dated November 25, 2009 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Blackhawk Biofuels, LLC on December 3, 2009)

10.12#	Third Amendment to Loan Agreement, dated February 26, 2010, by and between Fifth Third Bank and Blackhawk Biofuels, LLC

10.13	Fourth Amendment to Loan Agreement, and First Amendment to Revolving Credit Loan Note dated September 30, 2010, by and between Fifth Third Bank and Blackhawk Biofuels, LLC (incorporated by reference to Exhibit 10.13 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

Exhibit index

Exhibit Number	Description

10.14	Stockholder Agreement, dated February 26, 2010, by and among REG Newco, Inc., certain holders of REG Newco, Inc. common stock and certain holders of REG Newco, Inc. Series A Preferred Stock (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed March 4, 2010)

10.15	First Amendment to the Stockholder Agreement of REG Newco, Inc. dated June 29, 2010 (incorporated by reference to Exhibit 10.15 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

10.16	Registration Rights Agreement, dated February 26, 2010, by and among REG Newco, Inc., certain holders of REG Newco, Inc. common stock and certain holders of REG Newco, Inc. Series A Preferred Stock (incorporated by reference to Exhibit 10.16 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

10.17#	Amended and Restated Credit Agreement, dated as of April 8, 2010, among Seneca Landlord, LLC and WestLB AG, New York Branch

10.18	Lease Agreement, dated as of April 8, 2010, by and between Seneca Landlord, LLC and REG Seneca, LLC (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed April 15, 2010)

10.19	Funding, Investor Fee and Put/Call Agreement, dated as of April 8, 2010, by and among Seneca Biodiesel Holdco, LLC, Seneca Landlord, LLC, Renewable Energy Group, Inc., REG Intermediate Holdco, Inc., and REG Seneca, LLC (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed April 15, 2010)

10.20	Accounts Agreement, dated as of April 8, 2010, by and among Seneca Landlord, LLC, REG Seneca, LLC, Sterling Bank, and WestLB AG, New York Branch (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed April 15, 2010)

10.21#	Revolving Credit Agreement dated as of April 8, 2010, by and among REG Marketing and Logistics Group, LLC, REG Services Group, LLC, Renewable Energy Group, Inc. and WestLB AG, New York Branch

10.22	Registration Rights Agreement dated as of February 26, 2010 by and between REG Newco, Inc. and Biofuels Company of America LLC (incorporated by reference to Exhibit 10.22 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010)

10.23	Master Services Agreement by and between the Registrant and Bunge dated May 8, 2009 (incorporated by reference to Exhibit 10.6 to the Registrant’s Registration Statement on Form S-4/A filed November 12, 2009)

10.24	Contract for Services by and between West Central Cooperative and the Registrant dated August 1, 2006 (incorporated by reference to Exhibit 10.8 to the Registrant’s Registration Statement on Form S-4/A filed October 5, 2009)

10.25	Ground Lease by and between West Central Cooperative and the Registrant dated July 31, 2006 (incorporated by reference to Exhibit 10.9 to the Registrant’s Registration Statement on Form S-4/A filed October 5, 2009)

10.26	Asset Use Agreement by and between West Central Cooperative and the Registrant dated August 1, 2006 (incorporated by reference to Exhibit 10.10 to the Registrant’s Registration Statement on Form S-4/A filed October 5, 2009)

10.27	Extended Payment Terms Agreement by and between West Central Cooperative and the Registrant dated June 29, 2009 (incorporated by reference to Exhibit 10.11 to the Registrant’s Registration Statement on Form S-4/A filed November 12, 2009)

Exhibit index

Exhibit Number	Description

10.28	Form of Indemnification Agreement executed by each of the Registrant’s executive officers and directors (incorporated by reference to Exhibit 10.13 to the Registrant’s Registration Statement on Form S-4/A filed November 23, 2009)

10.29	2009 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the three months ended June 30, 2010)

10.30	Agreement for Purchase and Sale of Assets and Common Stock by and among ARES Corporation, Clovis Biodiesel, LLC, REG Clovis, LLC and the Registrant dated August 24, 2010 (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the three months ended September 30, 2010)

10.31	Investment Agreement, dated as of July 15, 2011, by and among the Registrant and certain holders of the Registrant’s Series A Preferred Stock (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed July 21, 2011)

10.32	Second Amendment to Stockholders Agreement, dated as of July 15, 2011, by and among the Registrant and certain stockholders of the Registrant (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed July 21, 2011)

10.33	Consent and Amendment to Registration Rights Agreement, dated as of July 15, 2011, by and among the Registrant and certain stockholders of the Registrant (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed July 21, 2011)

10.34#	Form of Warrant Exchange Agreement

10.35†	Biodiesel Purchase Agreement by and between the Registrant and Pilot Travel Centers LLC dated January 1, 2011

10.36#	Limited Waiver Agreement, dated as of May 13, 2011, by and between Fifth Third Bank and REG Danville, LLC

10.37#	Feedstock Purchase and Sale Agreement, dated as of July 6, 2009, by and among Blackhawk Biofuels, LLC (the predecessor in interest to REG Danville LLC), REG Marketing & Logistics Group, LLC, and Bunge North America, Inc.

10.38	Employment Agreement, dated as of September 28, 2011, by and between the Registrant and Daniel J. Oh (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed September 28, 2011)

10.39#	Biodiesel Purchase and Sale Agreement, dated as of October 22, 2009, by and among REG Marketing & Logistics Group, LLC, Central Iowa Energy LLC (the predecessor in interest to REG Newton LLC) and Bunge North America, Inc.

10.40†	Toll Agreement, dated as of September 25 , 2009, by and between REG Houston, LLC and ED&F Man Biofuels, Inc.

10.41#	Termination Agreement and Mutual Release, dated as of July 15, 2011, by and among USRG Holdco IX, LLC, the Registrant, and REG Services, LLC

10.42#	Loan Agreement, dated as of August 4, 2011, by and between USRG Holdco IX, LLC, REG Albert Lea, LLC, and USRG Management Company, LLC

10.43	Note of REG Alberta Lea, LLC. dated August 4, 2011 (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed August 10, 2011)

10.44	Pledge Agreement, dated as of August 4, 2011, by and among Renewable Energy Group, Inc. and USRG Holdco IX, LLC (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed August 10, 2011)

Exhibit index

Exhibit Number	Description

10.45	Guaranty of Renewable Energy Group, Inc. of the obligations of REG Alberta Lea, LLC (incorporated by reference to Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed August 10, 2011)

10.46#	Summary of oral agreement between West Central and the Registrant regard Jeffrey Stroburg’s Compensation

21.1*	List of Subsidiaries

23.1#	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

23.2*	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1)

24.1#	Power of Attorney (included in the signature page to this Registration Statement on Form S-1)

*	To be filed by amendment

†	Confidential treatment requested

#	Previously Filed

(b)	Financial Statement Schedules

Financial statement schedule I is included on page F-64. All other schedules are omitted because they are not required, or not applicable or the information is included in the consolidated financial statements or notes thereto.